Business Combination	6 Months Ended
Jun. 30, 2021
Business Combination [Abstract]
Business Combination

Note 4. Business Combination

World Energy

On May 17, 2021, the Company acquired all of the issued and outstanding membership interests of World Energy, a privately-held, Massachusetts-based entity, and assumed two of its principals and all of World Energy’s employees. World Energy is a direct-install energy efficiency services company (“ESCO”), serving commercial, industrial and institutional customers. World Energy enables utilities to meet their energy savings mandates by developing and executing energy efficiency projects. The acquisition of World Energy expands the Company’s ability to deliver a comprehensive suite of energy savings services that enhances XL Grid’s solutions portfolio to include commercial and industrial EV charging, solar, and energy management services.

The total purchase price consideration of $12,077 for the acquisition of World Energy consisted of the following components:

●	Cash of $8.1 million, consisting of the contractual purchase price of $8.0 million, plus $0.1 million, representing the amount by which estimated closing date working capital exceeded the target working capital;

●	The closing date issuance of 231,002 shares of the Company’s common stock, valued at the closing price of $6.23 per share as of May 17, 2021, for a total share fair value upon issuance of $1,439;

●	An obligation to issue 244,956 shares of the Company’s common stock to certain of the sellers and their advisors of World Energy, in three equal installments on the sixth, twenty-fourth and the thirtieth monthly anniversaries of the closing date. The closing date fair value was recorded at an aggregate amount of $1,526;

●	An obligation to pay in cash an earnout of $1,000 upon World Energy’s achievement for the calendar year 2021 revenues of $19,500. The payment of the earnout is due within 30 days following the completion of the audit of XL Fleet’s financial statements for the fiscal year ending December 31, 2021. Pursuant to the agreement, the earnout is payable only if revenues for the period equal or exceed $19,500. Should the World Energy revenues be less than $19,500, then the earnout would be $0. The Company determined that the achievement of the $19,500 revenue target was highly probable, and as such, the Company recorded a closing date fair value of the earnout in the amount of $1,000.

The following details the preliminary allocation of the purchase price consideration:

Cash	$8,000
Preliminary working capital adjustment	112
Fair value of 231,002 shares issued at closing	1,439
Fair value of the earnout	1,000
Portion of deferred obligation to issue shares of common stock	1,526
Total consideration	12,077

Less the fair value of assets acquired less liabilities assumed	(3,296)
Goodwill	$8,781

In connection with the acquisition of World Energy, the Company incurred an additional obligation to issue shares of its common stock to two of the sellers who also entered into employment agreements with the Company. Pursuant to the terms of the agreement, the Company is obligated to issue 448,050 shares of its common stock, with an aggregate fair value of approximately $3.7 million as of June 30, 2021, issuable in three equal installments on the sixth, twenty-fourth and the thirtieth monthly anniversaries of the closing date, provided that seller/employee is employed by the Company at the date of issuance. If the seller/employee is not employed at such issuance date, the shares attributable to that seller/employee are forfeited. The Company determined that under relevant accounting guidance that this obligation to issue shares would be accounted for as compensation and not as purchase price consideration. Accordingly, the fair values of each of the three compensation share obligations are accreted as compensation over each relevant compensation period, and for the three and six months ended June 30, 2021, the Company recorded as selling, general and administration expense, compensation costs of $427.

The Company has accounted for this acquisition as a business combination under ASC Topic 805 “Business Combinations”. The acquisition method requires, among other things, that assets acquired and liabilities assumed in a business combination be recognized at their fair values as of the acquisition date. The fair values of the assets acquired and liabilities assumed by major class were recognized as follows:

Amount
Accounts receivable	$3,350
Inventory, net	1,282
Prepaid expenses and other current assets	100
Property and equipment, net	173
Intangible assets, net	1,560
Right-of-use asset	145
Goodwill	8,781
Other assets	12
Accounts payable	(1,094)
Lease liability, current	(56)
Accrued expenses and other current liabilities	(1,297)
Deferred revenue	(283)
Lease liability, non-current	(89)
Long-term debt, net of current portion	(507)
Total purchase consideration	$12,077

The acquired intangible assets are comprised of $1,560 related to the fair value of customer relationships which is amortized over three years.

The estimated fair value of the intangible asset acquired was determined based on the income approach to measure the fair value of the customer relationships. This fair value measurement was based on significant inputs not observable in the market and thus represents a Level 3 measurement within the fair value hierarchy.

Goodwill represents the excess of the purchase consideration over the estimated acquisition date fair value of the net tangible and intangible assets acquired. Goodwill is primarily attributable to expected post-acquisition synergies from integrating World Energy’s assembled workforce, products and processes into the Company’s product offerings. Goodwill recorded is not deductible for income tax purposes.

Supplemental disclosure of pro forma information:

The following unaudited pro forma financial information presents the combined results of the operations of XL Fleet and World Energy as if the acquisition of World Energy had occurred as of January 1, 2020. The unaudited pro forma financial information is not necessarily indicative of what the condensed consolidated results of operations actually would have been had the respective acquisitions been completed on January 1, 2020. In addition, the unaudited pro forma financial information does not purport to project the future results of operations of the combined Company.

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Revenues	$6,502	$2,629	$12,118	$10,033
Net (loss) income	$(10,042)	$(14,058)	$52,272	$(20,564)
Per share amounts:
Net (loss) income per share - basic	$(0.07)	$(0.17)	$0.38	$(0.25)
Net loss per share - diluted	$(0.07)	$(0.17)	$(0.16)	$(0.25)

The above pro forma information includes pro forma adjustments to remove the effect of the following non-recurring transactions:

1.)	Non-recurring merger expenses of $498 added back for the three and six months ended June 30, 2021 and charged to expense for the six months ended June 30, 2020.
2.)	Elimination of interest expense associated with debt that was repaid in the acquisition of World Energy of $16 and $37 for the three and six months ended June 30, 2021, respectively and $20 and $41 for the three and six months ended June 30, 2020, respectively.